UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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FLEETMATICS GROUP PUBLIC LIMITED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 24, 2014

Dear Fleetmatics Shareholder:

We are pleased to invite you to attend the 2014 Annual General Meeting of Shareholders (the “Annual Meeting”) of Fleetmatics Group Public Limited Company in accordance with the articles of association of the Company (“Fleetmatics”) to be held on Tuesday, July 29, 2014 at 8:00 a.m. Irish time at the Four Seasons Hotel, Simmonscourt Road, Dublin 4, Ireland.

Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2014 Annual General Meeting of Shareholders (the “Notice”) and Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope that you will cast your vote as soon as possible. You may vote over the Internet or in person at the Annual Meeting or, if you received printed proxy materials, by mailing a proxy card or voting by telephone. Please review the instructions on the Notice and on the proxy card regarding your voting options.

Thank you for your ongoing support of and continued interest in Fleetmatics. We look forward to seeing you at our Annual Meeting.

Sincerely,
James Travers
Chief Executive Officer

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible over the Internet by following the instructions on the Notice or, if you receive your printed proxy materials in the mail, by following the instructions on your proxy card. Your participation will help to ensure the presence of a quorum at the meeting and save Fleetmatics the extra expense associated with additional solicitation. If you hold your shares through a broker, your broker is not permitted to vote on your behalf in the election of directors, unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via telephone or the Internet). For your vote to be counted, you will need to communicate your voting decision before the date of the Annual Meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if the record holder of your ordinary shares is a broker, bank or other nominee, and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

FLEETMATICS GROUP PUBLIC LIMITED COMPANY

NOTICE OF 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

FLEETMATICS GROUP PUBLIC LIMITED COMPANY (THE “COMPANY”)

Notice is hereby given that the Company will hold its 2014 Annual General Meeting (the “Annual Meeting”) on Tuesday, July 29, 2014 at 8:00 a.m. Irish time at the Four Seasons Hotel, Simmonscourt Road, Dublin 4, Ireland, for the purposes of transacting the following business:

1.	To re-elect each of Brian Halligan, Allison Mnookin and Liam Young three as Class II directors, to hold office until the 2017 annual general meeting of shareholders, subject to their earlier resignation or removal, in accordance with the articles of association of the Company.

2.	To reappoint PricewaterhouseCoopers as auditors of the Company and to authorize the directors of the Company (the “Directors”) to determine the remuneration of the auditors of the Company.

3.	To authorize the Directors to determine the remuneration of the Directors.

4.	To consider and, if thought fit, pass the following resolution as an ordinary resolution:

“That, for the purposes of section 140 of the Companies Act, 1963, the next annual general meeting of the shareholders need not be held in Ireland and may be held at such location as may be determined by the Directors”.

5.	To conduct any other ordinary business of the Company as may properly be brought before the meeting.

These items of business are more fully described in the proxy statement.

The Company’s Irish statutory accounts for the fiscal year ended December 31, 2013, including the reports of the Directors and auditors thereon, will be presented at the Annual Meeting. There is no requirement under Irish law that such statements be approved by the shareholders, and no such approval will be sought at the Annual Meeting. Under the Company’s articles of association, Proposals 1 and 2 and the receipt and consideration of the Irish statutory accounts by the Company at the Annual Meeting are deemed to be ordinary business and Proposals 3 and 4 are deemed to be special business.

Only shareholders of record at the close of business on June 19, 2014 are entitled to notice of and to vote at the Annual Meeting. If you plan to attend the Annual Meeting in person, you should be prepared to present photo identification such as a valid driver’s license and verification of share ownership for admittance. You are entitled to attend the Annual Meeting only if you were a shareholder of record or beneficial owner of ordinary shares as of the close of business on June 19, 2014 or hold a valid proxy for the Annual Meeting. If you are a shareholder of record, your ownership as of the record date will be verified prior to admittance into the meeting. If are a beneficial owner or ordinary shares and you hold your ordinary shares in street name through a bank or brokerage firm or other nominee, you will need to provide an account statement or similar evidence of beneficial ownership of such shares to be admitted to the Annual Meeting. Please allow ample time for the admittance process.

By Order of the Board of Directors,

James Travers
Chief Executive Officer and Chairman
Dublin, Ireland

Registered Office: Floors 1 and 2, Block C, Cookstown Court, Belgard Road, Tallaght, Dublin 24, Ireland.

Company Number: 516472

Proxy Statement for

2014 Annual General Meeting of Shareholders

FLEETMATICS GROUP PUBLIC LIMITED COMPANY

Registered in Ireland – No. 516472

Floors 1 and 2, Cookstown Court

Cookstown Industrial Estate

Belgard Road

Tallaght, Dublin 24, Ireland

PROXY STATEMENT

FOR THE 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD TUESDAY, JULY 29, 2014

GENERAL INFORMATION

Our Board of Directors (the “Board”) solicits your proxy on our behalf for the 2014 Annual General Meeting of Shareholders (the “Annual Meeting”) and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of 2014 Annual Meeting (the “Notice”). The Annual Meeting will be held at 8:00 a.m. Irish time on Tuesday, July 29, 2014 at the Four Seasons Hotel, Simmonscourt Road, Dublin 4, Ireland. This Proxy Statement is first being made available to shareholders on or about June 24, 2014.

In this Proxy Statement the terms “Fleetmatics,” “the company,” “we,” “us,” and “our” refer to Fleetmatics Group plc. The mailing address of our principal executive offices is Fleetmatics Group plc, Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Belgard Road, Tallaght, Dublin 24, Ireland.

Record Date	The Board has fixed the close of business U.S. Eastern time on June 19, 2014 as the record date for the Annual Meeting (the “Record Date”).

Quorum	A meeting of shareholders is duly constituted, and a quorum is present, if, at the commencement of the meeting, two or more shareholders holding shares representing at least 50% of the issued shares carrying the right to vote at such meeting are present in person or by proxy. Broker non-votes (as described below) will not be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Abstentions will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.

Shares Outstanding	37,495,364 ordinary shares were issued and outstanding as of June 19, 2014.

Who May Vote	Only shareholders of record of our ordinary shares at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A shareholder entitled to attend and vote at the Annual Meeting is entitled to appoint one or more proxies to attend and/or vote in his or her stead. A proxy need not be a shareholder of the Company.

If on June 19, 2014 your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or via the internet as instructed below, or by filling out and returning a proxy card.

If on June 19, 2014 your shares were held not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares and a Notice is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account as set forth in the voting instructions in the Notice from your broker, bank or other nominee. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

Voting	A proxy card for use by shareholders of record at the Annual Meeting is enclosed. Whether or not you propose to attend the Annual Meeting in person, you are strongly advised to complete and submit the enclosed proxy card in accordance with the instructions printed on it.

There are four ways a shareholder of record can vote:

(1) By Internet: You may vote over the Internet by following the instructions included with this Notice or, if you received your proxy materials by mail, by following the instructions provided on the proxy card.

(2) By Telephone: You may vote by phone by following the instructions included with this Notice or, if you received your proxy materials by mail, by following the instructions on the proxy card.

(3) By Mail: If you received your proxy materials by mail, you may complete, sign and return the accompanying proxy card in the postage-paid envelope provided.

(4) In Person: If you are a shareholder as of the Record Date, you may vote in person at the meeting. Submitting the completed proxy card will not preclude you from attending the Annual Meeting and voting in person if you wish.

In order to be counted, proxies submitted by telephone or Internet must be received by 5:00 p.m. Eastern Time on July 28, 2014. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

If your ordinary shares are held through a bank or broker or other nominee, please follow their instructions.

Board Recommendation

The board of directors recommends that you vote your shares:

(1)    “For” each of the nominees named below for director to hold office until the 2017 annual general meeting (Proposal 1)

(2)    “For” the appointment PricewaterhouseCoopers as auditors of the Company and to authorize the Directors to determine the remuneration of the auditors of the Company (Proposal 2)

(3)    “For” authorizing the Directors to determine the remuneration of the Directors (Proposal 3)

(4)    “For” authorizing the directors to set the next annual general meeting at such location as may be determined by the Directors.

Corporate Shareholders	A corporate shareholder entitled to attend and vote at the Annual Meeting is entitled to appoint a representative to attend and vote at the Annual Meeting on its behalf. A form of appointment of representative by a corporate shareholder is enclosed with this Notice. Corporate shareholders that wish to appoint a representative to attend the Annual Meeting should complete the enclosed form of appointment of representative and deliver it to, or deposit it (together with any power of attorney or other authority under which it is signed or a notarially certified copy of such power of attorney) to Fleetmatics Group plc, Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Belgard Road, Tallaght, Dublin 24, Ireland, Attn: Company Secretary, by not later than 5:00 p.m. Irish Time on Monday, July 28, 2014.

Revoking Your Proxy	Shareholders of record may revoke their proxies by attending the Annual Meeting and voting in person; by voting again in accordance with the instructions in this Notice and on the proxy card; by delivering a written notice to the attention of the “Company Secretary” at the address above, bearing a date later than that indicated on the proxy card or the date you voted by Internet or telephone but prior to the date of the Annual Meeting, stating that the proxy is revoked; or by signing and delivering a subsequently dated proxy card prior to the vote at the Annual Meeting in accordance with the instructions on the proxy card. If you hold shares through a bank or broker or other nominee, you may revoke any prior voting instructions by contacting that bank or brokerage firm or other nominee. Your last vote, prior to or at the Annual Meeting, is the vote that will be counted.

Votes Required to Adopt Proposals	Each of our ordinary shares outstanding on the Record Date is entitled to one vote on any proposal presented at the Annual Meeting.

For each Proposal listed on the proxy card, a simple majority of all votes cast at the Annual Meeting, if a quorum is present, is required to pass the proposal.

Effect of Abstentions and Broker Non- Votes	Broker non-votes occur when brokers holding shares in street name for beneficial owners do not receive instructions from the beneficial owners about how to vote their shares. An abstention occurs when a shareholder withholds such shareholder’s vote by checking the “ABSTAIN” box on the proxy card, or similarly elects to abstain via the Internet or telephone voting.

Based on current New York Stock Exchange (“NYSE”) rules, your broker will NOT be able to vote your shares with respect to the election of directors if you have not provided instructions to your broker. We strongly encourage you to provide instructions to your broker to vote your ordinary shares and exercise your right as a shareholder. As such, only those votes cast “FOR” or “AGAINST” are counted for the purposes of determining the number of votes cast in connection with the proposal to elect directors. Abstentions and broker non-votes have no effect on the outcome of this vote.

Voting Instructions	If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote on matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received notice of any other matters that may be properly presented for voting at the Annual Meeting.

Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Additional Solicitation/Costs	We will pay the cost of soliciting proxies for the Annual Meeting. We may solicit by mail, telephone, personal contact and electronic means and we may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the Notices, and if requested, other proxy materials, to beneficial owners. Upon request, we will reimburse them for their reasonable expenses. In addition, our directors, officers and employees may solicit proxies, either in person or by telephone, facsimile or written or electronic mail (without additional compensation). Shareholders are encouraged to return their proxies promptly.

Householding	If you are a beneficial owner of our ordinary shares and you receive your proxy materials through Broadridge (“Broadridge”), and there are multiple beneficial owners at the same address, you may receive fewer Notices or fewer paper copies of the Proxy Statement than the number of beneficial owners at that address. The rules of the Securities and Exchange Commission (the “SEC”) permit Broadridge to deliver only one Notice and Proxy Statement to multiple beneficial owners sharing an address, unless we receive contrary instructions from any beneficial owner at the same address.

If you receive your proxy materials through Broadridge and (1) you currently receive only one copy of the proxy materials at a shared address but you wish to receive an additional copy of this Proxy Statement or any future proxy statement or annual report or (2) you share an address with other beneficial owners who also receive their separate proxy materials through Broadridge and you wish to request delivery of a single copy of the proxy statement to the shared address in the future, please contact Investor Relations at Fleetmatics, 1100 Winter Street, Waltham, MA 02451 or call 646.277.1230.

Shareholder Communications	Shareholders and interested parties may contact any of the Directors, including the Chairman, the non-management directors as a group, the chair of any committee of the Board or any committee of the Board by writing them at: Fleetmatics Group plc, 1100 Winter Street, Waltham, MA 02451, Attn: Company Secretary. Concerns relating to accounting, internal controls or auditing matters should be communicated to the Company through the Company Secretary and will be handled in accordance with the procedures established by the audit committee with respect to such matters.

Irish Statutory Accounts

We are presenting our Irish statutory accounts, including the respective reports of the directors and the auditors thereon, at the annual meeting and we are mailing those accounts to shareholders of record. Since we are an Irish company, we are required to prepare Irish statutory accounts under applicable Irish company law and to deliver those accounts to shareholders of record in connection with our annual general meetings of shareholders. The Irish statutory accounts cover the results of operations and financial position of Fleetmatics Group plc for the year ended December 31, 2013. The Irish statutory accounts are prepared in accordance with the International Financial Reporting Standards as adopted by the European Union and as applied in accordance with the Irish Companies Acts of 1963 to 2013. There is no requirement under Irish law that the Irish statutory accounts be approved by the shareholders, and no such approval will be sought at the annual meeting.

We will mail without charge, upon written request, a copy of the Irish statutory accounts to beneficial owners of our shares. Requests should be sent to: Fleetmatics Group plc, Attention: Company Secretary, Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Belgard Road, Tallaght, Dublin 24, Ireland.

Other Matters	The Board has no knowledge of any other matters to be presented at the Annual Meeting other than those described herein. If any other business properly comes before the shareholders at the Annual Meeting, however, it is intended that the proxy holders will vote on such matters in accordance with their discretion.

Additional Information	Copies of the 2013 audited financial statements of the Company and the auditors’ report thereon which were filed with the SEC on March 17, 2014 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 are being provided to shareholders of the Company with this Notice.

YOUR VOTE IS IMPORTANT. THE BOARD URGES YOU TO VOTE VIA INTERNET, TELEPHONE OR BY MARKING, DATING, SIGNING AND RETURNING A PROXY CARD.

PROPOSAL ONE

RE-ELECTION OF DIRECTORS

Number of Directors; Board Structure

Our Board must be comprised of not less than two directors and not more than the number that the Board may from time to time determine. In the event the number of directors is reduced below the minimum number, the remaining director is empowered to appoint an additional director or additional directors to make up the minimum number or may convene a general meeting for this purpose. As of the date of this Proxy Statement, our Board consists of eight directors, including seven non-executive directors and one executive director, to serve terms which expire in three separate years in a manner similar to a “staggered” board under Delaware law. One class is elected each year at the annual meeting of shareholders for a term of three years. The term of the Class I directors expires at the 2016 annual meeting. The term of the Class II directors expires at the Annual Meeting. The term of the Class III directors expires at the 2015 annual meeting. After their initial terms expire, directors are expected to be re-elected to hold office for a three-year term.

Nominees

Based on the recommendation of the nominating and corporate governance committee of our Board, our Board has nominated Brian Halligan, Allison Mnookin and Liam Young for re-election as directors to serve for a three-year term ending at the 2017 annual meeting. Each of the nominees is a current member of our Board and has consented to continue to serve if re-elected.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “for” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on the Board. The Board may fill such vacancy at a later date or reduce the size of the Board. We have no reason to believe that any of the nominees will be unwilling or unable to continue to serve if re-elected as a director.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF EACH OF THE FOLLOWING NOMINEES.

The biographies of each of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, and the experiences, qualifications, attributes or skills that caused our nominating and corporate governance committee to determine that the person should serve as a director of the company. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led the Board and its nominating and corporate governance committee to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board. Finally, we value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.

Our corporate governance guidelines also dictate that a majority of the Board be comprised of independent directors whom the Board has determined have no material relationship with the company and who are otherwise “independent” directors under the published listing requirements of the NYSE.

Nominees for Re-election for a Three-Year Term Ending at the 2017 Annual Meeting

Brian Halligan, 46, became a non-executive director in March 2014 and a member of the compensation committee in June 2014. Mr. Halligan co-founded HubSpot, a leading inbound marketing software company based in Cambridge, MA, in 2006 to help businesses transform the way they market their products. Under Mr. Halligan’s leadership, HubSpot has been widely recognized for its rapid growth, innovative culture, and transformative approach to marketing. Mr. Halligan was selected to serve as a director on our Board due to his extensive experience in leadership positions in software companies.

Allison Mnookin, 44, became a non-executive director in March 2014 and a member of the nominating and corporate governance committee in June 2014. Ms. Mnookin is VP and General Manager of Intuit QuickBase. Ms. Mnookin has held several positions at Intuit during her tenure, including general manager in Intuit’s Small Business Division where she was responsible for leading a $500M portfolio of businesses including QuickBooks. Prior to joining Intuit in 1998, Ms. Mnookin held several sales and product marketing positions with Oracle Corporation. Ms. Mnookin was selected to serve as a director on our Board due to her extensive experience in leadership positions in software companies.

Liam Young, 50, has served as a non-executive member of our Board since 2012 and is a member of our audit committee and the nominating and corporate governance committee. Mr. Young served as Founder, Director and Chief Executive Officer of Conduit plc, an Irish-based company specializing in European directory assistance services. Mr.  Young was selected to serve as a director on our Board due to his extensive experience in fixed and mobile telecommunications companies.

Directors Continuing in Office until the 2015 Annual Meeting

James F. Kelliher, 54, has served as a non-executive member of our Board since February 2012 and is a member of the audit committee. Mr. Kelliher has served as the Chief Financial Officer of LogMeIn, Inc. since June 2006. From December 2002 to March 2006, Mr. Kelliher served as Chief Financial Officer of IMlogic, Inc., a venture-backed enterprise instant messaging company, where he was responsible for finance, legal and human resource activities. From 1991 to September 2002, Mr. Kelliher served in a number of capacities, including Senior Vice President, Finance, at Parametric Technology Corporation, a software development company. Mr. Kelliher was selected to serve as a director on our Board due to his financial and accounting expertise from his prior extensive experience in finance roles with both public and private corporations. The Board has determined that Mr. Kelliher is an audit committee financial expert as defined under the applicable rules of the SEC.

James M. Travers, 63, our Chief Executive Officer and Chairman of the Board, joined Fleetmatics as Chief Executive Officer in September 2006. Prior to joining Fleetmatics, among other things, Mr. Travers served as Senior Vice President of GEAC Incorporated, an enterprise software services company. Mr. Travers has spent over 30 years in the software and technology industry and held various sales and leadership positions.

Directors Continuing in Office until the 2016 Annual Meeting

Andrew G. Flett, 41, has served as a non-executive member of our Board since 2008 and is a member of the audit committee and compensation committee. Mr. Flett was formerly a Partner with Investcorp Technology Partners and is a 16 year private equity veteran with vast experience in the technology industry. Mr. Flett was selected to serve as a director on our Board due to his finance experience and extensive knowledge of the information technology industry.

Jack Noonan, 66, has served as a non-executive member of our Board since 2012 and is a member of the compensation committee and the nominating and corporate governance committee. Mr. Noonan served as chairman, president and chief executive officer of SPSS Inc., a software company in predictive analytics, from 1992 through the acquisition of SPSS Inc. by International Business Machines Corporation in 2009. Mr. Noonan serves as a director of Morningstar, Inc., Lionbridge Technologies, Inc., Globalview Software, Inc. and PivotLink Corp. Mr. Noonan was selected to serve as a director on our Board due to his extensive experience in leadership positions in software companies and his service on the boards of directors of public companies.

Vincent De Palma, 57, has served as a non-executive member of our Board since November 2013 and became a member of the nominating and corporate governance committee in June 2014. Mr. De Palma has served as the President and Chief Executive Officer of Shred-it since August 2009. From 2005 to 2009, Mr. De Palma served as President of Pitney Bowes Management Services, and from 1999 to 2005, Mr. De Palma served as President of Automatic Data Processing (ADP) Benefit Services. Mr. De Palma was selected to serve as director on our Board due to his extensive experience leading global companies that rely on fleet and field service worker optimization.

Executive Officers

In addition to Mr. Travers, our Chief Executive Officer, who also serves as a director, our executive officers as of June 19, 2014 consisted of the following:

Stephen Lifshatz, 55, joined the Company as Chief Financial Officer in December 2010. Prior to joining the Company, Mr. Lifshatz was engaged as an independent consultant by several private equity firms to assist in the development and expansion of certain of their portfolio companies. Previously, Mr. Lifshatz served as Senior Vice President and Chief Financial Officer of Authoria, Inc. from September 2007 until January 2010 and of Lionbridge Technologies, Inc. from January 1997 until September 2007. Prior to Lionbridge, Mr. Lifshatz served as Vice President and Chief Financial Officer for The Dodge Group, Inc., an international software company, and in various senior financial positions at Marcam Corporation, a process-ERP software business. Mr. Lifshatz served on the Board of Directors of Amicas, Inc. from June 2007 until June 2010, and currently serves on the board of IO, a worldwide leader in software-defined data center technology, service and solutions.

John J. Goggin, 55, joined the Company in December 2004 as Executive Vice President of Sales and Marketing. Prior to joining the Company, Mr. Goggin held the position of U.K. and Ireland Sales Director for Minorplanet Systems Plc. In 1998, Mr. Goggin founded Monitcom Ltd., an Irish fleet telematics company, to market the Minorplanet Systems Plc. telematics system under a franchise agreement in Ireland. Prior to 1998, Mr. Goggin spent 22 years in the commercial industrial refrigeration industry and held various sales leadership positions.

Peter Mitchell, 41, has been Chief Technology Officer of the Company since its inception in 2004. Prior to joining the Company, Mr. Mitchell was Chief Technology Officer and founding partner of WS2 from 1998 until 2004, when it was acquired by Fleetmatics. Prior to joining WS2 Mr. Mitchell, worked for Microsoft Corporation in its European headquarters in Dublin, Ireland, working on the Visual Studio team that developed Visual Basic 6.

Andrew M. Reynolds, 46, joined the Company as Senior Vice President, Global Business Development in June 2011. Prior to joining the Company, from 2007 until 2011, Mr. Reynolds served as Senior Vice President of corporate development at Art Technology Group, Inc., a publicly traded provider of e-commerce software applications and services, where he was responsible for strategic planning, M&A, and alliances. Mr. Reynolds served as Vice President of corporate development at Hyperion Solutions Corp. from 2002 until 2007. Mr. Reynolds has also held positions in management consulting, strategic marketing, and sales.

CORPORATE GOVERNANCE

Board Independence

The Board has determined that each of our directors, except for Mr. Travers as Chief Executive Officer, has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is “independent” within the meaning of our director independence standards and the director independence standards of NYSE and the SEC. Furthermore, the Board has determined that each member of each of the committees of the Board is independent within the meaning of NYSE’s, the SEC’s, and our applicable committees’ independence standards, including Rule 10a-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In making that determination, the Board considered all relevant facts and circumstances, including (but not limited to) the director’s commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships. There are no family relationships among any of our directors or executive officers. In addition, a majority of the members of the Board meets the independence standards of the NYSE Rules.

At least annually, the Board will evaluate all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, the Board will make an annual determination of whether each director is independent within the meaning of NYSE’s, the SEC’s, and our applicable committees’ independence standards.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The current version of the Code of Business Conduct and Ethics is available on our website at http://ir.fleetmatics.com/phoenix.zhtml?c=251455&p=irol-govhighlights. A copy of the Code of Business Conduct and Ethics may also be obtained, free of charge, upon a request directed to: Fleetmatics Group plc, Attention: Company Secretary, Floors 1 and 2, Block C, Cookstown Court, Cookstown Industrial Estate, Belgard Road, Tallaght, Dublin 24, Ireland. We intend to disclose any amendment or waiver of a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website (available at http://www.fleetmatics.com) and/or in our public filings with the SEC.

Corporate Governance Guidelines

The Board has adopted corporate governance guidelines to assist and guide its members in the exercise of its responsibilities. These guidelines should be interpreted in accordance with any requirements imposed by applicable federal or state law or regulation, NYSE and our memorandum and articles of association. Our corporate governance guidelines are available in the corporate governance section of our website at
http://ir.fleetmatics.com/phoenix.zhtml?c=251455&p=irol-govhighlights. Although these corporate governance guidelines have been approved by the Board, it is expected that they will evolve over time as customary practice and legal requirements change. In particular, guidelines that encompass legal, regulatory or exchange requirements as they currently exist will be deemed to be modified as and to the extent that such legal, regulatory or exchange requirements are modified. In addition, the guidelines may also be amended by the Board at any time as it deems appropriate.

Board and Committee Meetings

The Board meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring its approval. It also holds special meetings when important matters require action between scheduled meetings. Members of senior management regularly attend meetings to report on and discuss their areas of responsibility. During 2013, the Board held five meetings and acted by unanimous written consent on nine occasions. The Board has three standing committees:

•	the audit committee, which held six meetings in 2013;

•	the compensation committee, which held two meetings and acted by written consent on three occasions in 2013; and

•	the nominating and corporate governance committee, which held 14 meetings in 2013.

All directors who were members of the Board in 2013 attended greater than 80% of the board meetings held in 2013. Seven out of eight directors are independent (all except for the CEO). The Board regularly holds executive sessions of the independent directors. Executive sessions do not include employee directors or directors who do not qualify as independent under NYSE and SEC rules. An independent lead director presides over all executive sessions of the Board and helps set board and committee meeting agendas.

Annual Meeting Attendance

It is our policy that members of our Board are encouraged to attend annual meetings of our shareholders. All current directors then serving attended the 2013 Annual General Meeting of Shareholders.

Committees

Our articles of association provide that the Board may delegate responsibility to committees. The Board has three standing committees comprised solely of independent directors: an audit committee, a compensation committee, and a nominating and corporate governance committee. The Board has also adopted a written charter for each of the three standing committees. Each committee charter is available in the corporate governance section of our website at http://ir.fleetmatics.com/phoenix.zhtml?c=251455&p=irol-govhighlights.

Audit Committee

The current members of our audit committee are James F. Kelliher, who is the chair of the committee, Andrew G. Flett and Liam Young. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Our Board has determined that James F. Kelliher is an audit committee financial expert as defined under the applicable rules of the SEC. Messrs. Kelliher, Flett and Young are independent under the applicable rules and regulations of the SEC and the NYSE. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE. Our audit committee’s responsibilities include:

•	overseeing our corporate accounting and financial reporting process;

•	evaluating the independent auditors’ qualifications, independence and performance;

•	determining the engagement of the independent auditors;

•	reviewing and approving the scope of the annual audit and the audit fee;

•	discussing with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements;

•	approving the retention of the independent auditors to perform any proposed permissible non-audit services;

•	monitoring the rotation of partners of the independent auditors on our engagement team as required by law;

•	reviewing our critical accounting policies and estimates;

•	overseeing our internal audit function; and

•	annually reviewing the audit committee charter and the audit committee’s performance.

Compensation Committee

The current members of our compensation committee are Jack Noonan, who is the chair of the committee, Andrew G. Flett and Brian Halligan. Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. Each of the members of our compensation committee is independent under the applicable rules and regulations of the SEC and the NYSE. The compensation committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE. The compensation committee’s responsibilities include:

•	reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers;

•	evaluating the performance of these officers in light of those goals and objectives;

•	setting the compensation of these officers based on such evaluations;

•	administering the issuance of share options and other awards under our share equity compensation plans; and

•	reviewing and evaluating, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Jack Noonan, who is the chair of the committee, Vincent De Palma, Allison Mnookin and Liam Young. Each of the members of our nominating and corporate governance committee is independent under the applicable rules and regulations of the SEC and the NYSE. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the SEC and the NYSE. The nominating and corporate governance committee’s responsibilities include:

•	making recommendations to our Board regarding candidates for directorships and the size and composition of our Board;

•	overseeing our corporate governance guidelines; and

•	reporting and making recommendations to our Board concerning governance matters.

Other Committees

Our Board may establish other committees as it deems necessary or appropriate from time to time.

Identifying and Evaluating Director Nominees

The Board is responsible for nominating its own members. The Board delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate. A director may, subject to compliance with certain Irish statutory procedures, be removed, with or without cause, by a resolution passed by a majority of the votes cast by those present in person or by proxy at a meeting and who are entitled to vote. Our Board may also, in certain circumstances, appoint additional directors.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by shareholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board’s approval as director nominees for election to the Board.

Minimum Qualifications

The nominating and corporate governance committee will consider, among other things, these and other qualifications, skills and attributes when recommending candidates for the Board’s selection as nominees for the Board and as candidates for appointment to the Board’s committees: the nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders.

In evaluating proposed director candidates, the nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence and the needs of the Board.

Shareholder Recommendations

Shareholders may submit recommendations for director candidates to the nominating and corporate governance committee by sending the individual’s name and qualifications to our Chairman of the Board at Fleetmatics Group plc, Floors 1 and 2, Cookstown Court, Belgard Road, Tallaght, Dublin 24, Ireland, who will forward all recommendations to the nominating and corporate governance committee. The nominating and corporate governance committee will evaluate any candidates recommended by shareholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Shareholder Communications

The Board provides to every shareholder the ability to communicate with the Board, as a whole, and with individual directors on the Board through an established process for shareholder communication. Shareholders may send a shareholder communication directed to the Board as a whole to the attention of the Chairman of the Board via regular post or expedited delivery service to: Fleetmatics Group plc, Floors 1 and 2, Cookstown Court, Belgard Road, Tallaght, Dublin 24, Ireland, Attn: Chairman of the Board.

Shareholders may send a shareholder communication directed to an individual director in his or her capacity as a member of the Board to the attention of the individual director via regular post or expedited delivery service to: Fleetmatics Group plc, Floors 1 and 2, Cookstown Court, Belgard Road, Tallaght, Dublin 24, Ireland, Attn: [Name of Individual Director].

We will forward by regular post or expedited delivery services any such shareholder communication to each director, and the Chairman of the Board in his or her capacity as a representative of the Board, to whom such shareholder communication is addressed to the address specified by each such director and the Chairman of the Board, unless there are safety or security concerns that mitigate against further transmission.

Board Leadership Structure

The Board is given the flexibility to select its Chairman and our Chief Executive Officer in the manner that it believes is in the best interests of our shareholders. Accordingly, the Chairman and the Chief Executive Officer may be filled by one individual or two. The Board has currently determined that having James Travers serve as Chairman and Chief Executive Officer is in the best interests of the shareholders. The Board believes its administration of its risk oversight function has not affected the Board’s leadership structure.

Lead Director

Jack Noonan, an independent director who serves as chairman of the compensation committee and nominating and corporate governance committee, was selected by our Board to serve as the Lead Director for all meetings of the non-management directors held in executive session. The Lead Director has the responsibility of presiding at all executive sessions of the Board, consulting with the chairman and chief executive officer on board and committee meeting agendas, and acting as a liaison between management and the non-management directors.

Board’s Role in Risk Oversight

The Board is involved in the oversight of risks that could affect us. This oversight is conducted primarily through the audit committee, which on behalf of the Board, is charged with overseeing the principal risk exposures we face and our mitigation efforts in respect of these risks. The audit committee is responsible for interfacing with management and discussing with management the company’s principal risk exposures and the steps management has taken to monitor and control risk exposures, including risk assessment and risk management policies. The compensation committee also plays a role in that it is charged, in overseeing our overall compensation structure, with assessing whether that compensation structure creates risks that are reasonably likely to have a material adverse effect on us.

Risks Related to Compensation Policies and Practices

When determining our compensation policies and practices, the Board considers various matters relevant to the development of a reasonable and prudent compensation program, including whether the policies and practices are reasonably likely to have a material adverse effect on us. We believe that the mix and design of our executive compensation plans and policies do not encourage management to assume excessive risks and are not reasonably likely to have a material adverse effect on us for the following reasons: we offer an appropriate balance of short and long-term incentives and fixed and variable amounts; our variable compensation is based on a balanced mix of criteria; and the Board and compensation committee have the authority to adjust variable compensation as appropriate.

PROPOSAL TWO

RE-APPOINTMENT OF AUDITORS AND AUTHORIZING DIRECTORS TO DETERMINE THEIR

REMUNERATION

The audit committee of the Board of Directors is responsible for the appointment, remuneration and retention of our auditors. The audit committee has selected PricewaterhouseCoopers as our auditors to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2014 and to audit the effectiveness of our internal controls over financial reporting as of December 31, 2014 pursuant to the Sarbanes-Oxley Act of 2002, and we are asking you and other shareholders to approve the re-appointment of PricewaterhouseCoopers. PricewaterhouseCoopers has served as our auditors since 2009.

The audit committee annually reviews the auditors’ independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. A majority of the votes properly cast is required in order to ratify the re-appointment of PricewaterhouseCoopers as our auditors.

We expect that a representative of PricewaterhouseCoopers will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from shareholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has implemented procedures under our Audit Committee Pre-Approval Policy for Audit and Non-Audit Services, which we refer to as the Pre-Approval Policy, to ensure that all audit and permitted non-audit services to be provided to Fleetmatics have been pre-approved by the Audit Committee. Specifically, the Audit Committee pre-approves the use of our independent registered public accounting firm for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before the service may be provided by our independent registered public accounting firm. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the Audit Committee. All of the audit-related, tax and all other services provided to us by PricewaterhouseCoopers LLP in 2013 and 2012 were approved by the Audit Committee by means of specific pre-approvals or pursuant to the procedures contained in the Pre-Approval Policy. All non-audit services provided in 2013 and 2012 were reviewed with the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Audit Fees

The Company has engaged PricewaterhouseCoopers LLP, as its independent registered public accounting firm. The following table shows the aggregated fees billed by our principal accountant during the years ended December 31, 2013 and 2012:

	Year Ended December 31,
	2013	2012
Audit Fees(1)	$1,371	$1,321
Audit-related Fees(2)	443	763
Tax Fees(3)	—	22
Other Fees(4)	12	10
Total	$1,826	$2,116

(1)	The “Audit Fees” represent fees for the respective year for professional services for the audit of our annual financial statements, the review of financial statements included in our quarterly financial statements and audit services provided in connection with other statutory or regulatory requirements. The Audit Committee pre-approved 100% of the “Audit Fees” in 2013 and 2012.
(2)	The “Audit-Related Fees” consist of fees for assurance and related services, including due diligence services, that were reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” The Audit Committee pre-approved 100% of the “Audit-Related Fees” in 2013 and 2012.

(3)	The “Tax Fees” include our payments to PricewaterhouseCoopers LLP in 2013 and 2012 for their consultation on various income tax planning and compliance matters. The Audit Committee pre-approved 100% of the “Tax Fees” in 2013 and 2012.
(4)	The “All Other Fees” consist of fees for products and services (other than the services disclosed under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”). The Audit Committee pre-approved 100% of the “All Other Fees” in 2013 and 2012.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE

RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS AS OUR AUDITORS FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2014 AND AUTHORIZING THE DIRECTORS TO DETERMINE THEIR REMUNERATION

PROPOSAL THREE

TO AUTHORIZE THE DIRECTORS TO SET THE REMUNERATION OF THE DIRECTORS

In order to authorize our Board to determine the remuneration of our directors, an ordinary resolution must be passed at the Annual Meeting in accordance with Irish law. An ordinary resolution requires a simple majority of the votes cast by those present at the Annual Meeting in person or by proxy at the meeting and who are entitled to vote. The Board has delegated the responsibility to set the remuneration of the directors to the compensation committee. The compensation committee is responsible for reviewing and approving the corporate goals and objectives relevant to each of the directors, evaluating the performance of the directors in light of these goals and objectives and setting the remuneration of directors based on such evaluations. Details regarding the members of the compensation committee and its responsibilities are provided at page 14 of this Proxy Statement.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” AUTHORIZING THE DIRECTORS TO

DETERMINE THE REMUNERATION OF THE DIRECTORS

PROPOSAL FOUR

TO AUTHORIZE THE DIRECTORS TO SET THE NEXT ANNUAL GENERAL MEETING OF THE COMPANY AT SUCH LOCATION AS MAY BE DETERMINED BY THE DIRECTORS

Irish law stipulates that the annual general meeting of an Irish company must be held in Ireland and any business transacted at a meeting held in breach of this requirement will be void unless all of the shareholders entitled to attend and vote at such meeting consent in writing to its being held elsewhere or a resolution providing that it be held elsewhere has been passed at the preceding annual general meeting and the articles of association of the company do not provide separately provide that the annual general meeting must held in Ireland. As Fleetmatics has a large international shareholder base, it is necessary that we ensure that we have the ability to hold our next annual general meeting outside of Ireland. In order to maintain the flexibility to hold the next annual general meeting outside of Ireland, an ordinary resolution providing that it be held elsewhere must be passed at this Annual Meeting. An ordinary resolution requires a simple majority of the votes cast by those present at the Annual Meeting in person or by proxy at the meeting and who are entitled to vote.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” AUTHORIZING THE DIRECTORS TO SET

THE NEXT ANNUAL GENERAL MEETING AT SUCH LOCATION AS MAY BE DETERMINED BY THE DIRECTORS

TRANSACTION OF OTHER BUSINESS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

ADDITIONAL INFORMATION

Procedures for Submitting Shareholder Proposals

Requirements for Shareholder Proposals to be Brought Before the Annual Meeting

Our articles of association provide that, to nominate persons for election to our Board at an annual meeting of shareholders, a shareholder must give written notice to: Company Secretary, Fleetmatics Group plc, Floors 1 and 2, Cookstown Court, Belgard Road, Tallaght, Dublin 24, Ireland, not less than 90 and not more than 120 clear days prior to the first anniversary of the date of the preceding year’s annual meeting. However, our articles of association also provide that in the event the date of the annual meeting is more than 30 clear days before or after such anniversary date, notice must be delivered not later than the later of the close of business 30 clear days prior to such annual meeting or the close of business 10 clear days after the day on which public announcement of the date of such meeting is made. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Section 14 of the Exchange Act, a description of the material terms of any agreement to which such person is a party with respect to the shares of the Company, and the person’s written consent to be named in the notice and to serve as a director if elected. Shareholder proposals to include other business at the annual meeting of shareholders must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such shareholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for shareholder action. In addition, to make a nomination or proposal, the shareholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the shareholder proposing such business, the number of our ordinary shares which are, directly or indirectly, owned beneficially or of record by the shareholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information. The advance notice requirements for the Annual Meeting are as follows: a shareholder’s notice shall be timely if delivered to the Company Secretary at the address set forth above not later than the close of business on the later of the 90th day prior to the scheduled date of the Annual Meeting or the 10th day following the day on which public announcement of the date of the Annual Meeting is first made or sent by us.

Requirements for Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials

In addition to the requirements stated above, any shareholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be to be included in our proxy materials relating to our 2015 annual meeting of shareholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than March 17, 2015. Such proposals must be delivered to our Chairman, c/o Fleetmatics Group plc, Floors 1 and 2, Cookstown Court, Belgard Road, Tallaght, Dublin 24, Ireland.

FLEETMATICS GROUP PLC FLOORS 1 AND 2, BLOCK C COOKSTOWN COURT COOKSTOWN INDUSTRIAL ESTATE TALLAGHT DUBLIN 24, IRELAND

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Time on July 28, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. Eastern Time on July 28, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M76573-P54417	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLEETMATICS GROUP PLC
The Board of Directors recommends you vote FOR the following proposals:
1.	To re-elect the three nominees for director named below to hold office until the 2017 Annual General Meeting of Shareholders

	Nominees:	For	Against	Abstain

	1a. Brian Halligan	☐	☐	☐

	1b. Allison Mnookin	☐	☐	☐

	1c. Liam Young	☐	☐	☐

					For	Against	Abstain

2	To reappoint PricewaterhouseCoopers as auditors of the Company and to authorize the directors to determine the remuneration of the auditors of the Company.				☐	☐	☐

3	To authorize the directors to determine the remuneration of the directors.				☐	☐	☐

4	To approve the holding of the next annual general meeting of the Company at such location as may be determined by the directors.				☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Notice of AGM and Proxy Statement are available at www.proxyvote.com.

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M76574-P54417

FLEETMATICS GROUP PLC

Annual General Meeting of Shareholders

July 29, 2014 8:00 AM Irish Time

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Stephen Lifshatz and Sharon Levine, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of FLEETMATICS GROUP PLC that the shareholder(s) is/are entitled to vote at the Annual General Meeting (“AGM”) to be held at 8:00 AM, Irish Time, on July 29, 2014, at the Four Seasons Hotel, Simmonscourt Road, Dublin 4, Ireland, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations indicated in the Notice of AGM and Proxy Statement. The proxy will exercise his/her discretion as to whether and how he/she will vote on any other business that is raised at the AGM.

A proxy may vote on a show of hands or on a poll and also has the right to demand or join in demanding a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way.

This form of proxy is for use by shareholders only. If the appointor is a corporate entity, this form of proxy must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of representation form.

To be valid, this form must be completed and sent to or deposited (together with any power of attorney or other authority under which it is signed or a notarial certified copy of that power or authority) in the manner described on the reverse side. Any alterations made to this form must be initialled by you.

Continued and to be signed on reverse side